UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 27, 2005

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24975 (Commission File Number)	94-3236644 (I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements, including those regarding: WebMD’s guidance on future financial results and other projections or measures of future performance of WebMD; the planned IPO of WebMD Health equity or split-off of WebMD Health; the amount and timing of the benefits expected from strategic initiatives and acquisitions or from deployment of new or updated technologies, products, services or applications; the prospects for new applications of porous plastics and other porous media; and other potential sources of additional revenue. These statements are based on WebMD’s current plans and expectations and involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of WebMD’s products and services; operational difficulties relating to combining acquired companies and businesses; WebMD’s ability to form and maintain mutually beneficial relationships with customers and strategic partners; changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, information technology and plastics industries, including matters relating to the manner and timing of implementation of the Health Insurance Portability and Accountability Act of 1996 (HIPAA) and the healthcare industry’s responses; and the ability of WebMD to attract and retain qualified personnel. Further information about these matters can be found in WebMD’s other Securities and Exchange Commission filings. WebMD expressly disclaims any intent or obligation to update these forward-looking statements.

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     Exhibit 99.2 furnished with this Current Report on Form 8-K includes forward-looking financial measures in accordance with accounting principles generally accepted in the United States of America, or GAAP, as well as non-GAAP forward-looking financial measures, each of which is expected to be discussed on the Analyst and Investor Conference Call referred to in Exhibit 99.1. The non-GAAP financial measures include: WebMD’s income before taxes, non-cash and other items; and related per share amounts. Forward-looking income per share before taxes, non-cash and other items is based on 330 million shares, which is also the projected weighted-average shares outstanding used in computing forward-looking net income per share. Exhibit 99.2 to this Current Report includes a reconciliation of forward-looking non-GAAP information to forward-looking GAAP financial information. WebMD believes that the above non-GAAP measures, and changes in those measures, are meaningful indicators of WebMD’s performance and provide additional information that WebMD management finds useful in evaluating such performance and in planning for future periods. Accordingly, WebMD believes that such additional information may be useful to investors. The non-GAAP financial measures should be viewed as supplemental to, and not as an alternative for, the GAAP financial measures.

Item 2.02. Results of Operations and Financial Condition

     In its prepared remarks during the conference call referred to in Exhibit 99.1, WebMD will state that it is comfortable with the consolidated guidance for the Fourth Quarter of 2004 furnished in Exhibit 99.3 to the Current Report on Form 8-K filed on November 4, 2004, with the caveat that the mix was slightly different than our expectations. WebMD Practice Services somewhat underperformed expectations in the quarter but this was at least offset by stronger than anticipated performance at WebMD Business Services. WebMD will provide more information regarding the Fourth Quarter of 2004 when it releases results in early March. The information contained in this Item 2.02 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure

     On January 27, 2005, WebMD Corporation issued a press release announcing, among other things, financial guidance for 2005. A copy of the press release is attached as Exhibit 99.1. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     Exhibit 99.2 to this Current Report includes a summary of forward-looking financial information expected to be discussed on the previously announced conference call with investors and analysts to be held by WebMD at 4:45 pm (Eastern time) today. The call can be accessed at www.webmd.com (in the About WebMD section) and a replay will be available at the same location. Exhibit 99.2 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

     On January 27, 2005, WebMD announced that Andrew Corbin, in addition to his role as Chief Financial Officer of WebMD Corporation, has been named interim President of WebMD Practice Services, our physician administrative, financial and clinical software services business. Mr. Corbin replaces Tom Stampiglia who has served as President of WebMD Practice Services since April 2003. A search for a permanent replacement is underway.

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     In its prepared remarks during the conference call referred to in Exhibit 99.1, WebMD plans to provide the following update regarding its previously announced plan to take WebMD Health public:

In our Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, we indicated that WebMD had decided to take the steps necessary to sell approximately 10% of the equity of WebMD Health in an initial public offering. After additional discussions with outside counsel and investment bankers, our Board of Directors is considering two alternatives: an initial public offering of WebMD Health equity; and a split-off through an exchange transaction with WebMD stockholders. Each alternative offers certain potential advantages for our stockholders, which our Board continues to review.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are furnished herewith:

99.1	Press Release issued by WebMD Corporation, dated January 27, 2005, regarding financial guidance for 2005

99.2	2005 Financial Guidance Summary

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION
Dated: January 27, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by WebMD Corporation, dated January 27, 2005, regarding financial guidance for 2005

99.2	2005 Financial Guidance Summary